UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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FORT PITT CAPITAL FUNDS

(Name of Registrant as Specified In Its Charter)

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FORT PITT CAPITAL FUNDS
a series of
FORT PITT CAPITAL TOTAL RETURN FUND

680 Andersen Drive, Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

June 22, 2011

Dear Shareholder:

We are writing to inform you of an upcoming special meeting of shareholders of the Fort Pitt Capital Total Return Fund (the “Fund”), a series of Fort Pitt Capital Funds (the “Trust”).  The meeting is scheduled to be held at 10 a.m. Eastern Time on July 14, 2011 at the offices of the Fund at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, PA 15220 (the “Meeting”).  If you are a shareholder of record of the Fund as of the close of business on Friday, April 29, 2011, you are entitled to vote at the Meeting, and any adjournment of the Meeting.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the Meeting is to seek your approval for a proposed reorganization of the Fund (“Proposal”).  The Fund is currently organized as a series of Fort Pitt Capital Funds and is advised by Fort Pitt Capital Group, Inc. (the “Adviser”).  After completion of the proposed tax-free reorganization, the Fund would be a series of Advisor Series Trust, an open-end investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  This proposed reorganization will not result in a change in the investment adviser to the Fund, or any material change to the Fund’s investment objective, strategies or investment policies.

The Board of Trustees of Fort Pitt Capital Funds (the “Fort Pitt Board”) has unanimously approved the Proposal; however, shareholder approval is required to proceed.  The Fort Pitt Board believes that the Proposal is in the best long-term interests of shareholders and recommends that you vote in favor of the Proposal.

Your vote is very important, regardless of the number of Fund shares you own.  To assure your representation at the Meeting, please complete the enclosed proxy card and return it promptly whether or not you expect to be present at the meeting.  If you attend the Meeting in person, you may revoke your proxy and vote your shares in person.  Your proxy card requires no postage if you mail it in the United States.  Alternatively, you may vote by calling the toll-free number printed on your proxy card, or via the Internet at the website address printed thereon.  If you have any questions about the proxy materials, or the Proposal, please call the Adviser at 1-800-471-5827.

 Very truly yours,

/s/ Robert J. Dickson
Robert J. Dickson, President
Fort Pitt Capital Funds

/s/ Charles A. Smith
Charles A. Smith, Portfolio Manager
Fort Pitt Capital Funds

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FORT PITT CAPITAL TOTAL RETURN FUND
a series of

FORT PITT CAPITAL FUNDS
680 Andersen Drive, Foster Plaza Ten
Pittsburgh, Pennsylvania 15220
1-800-471-5827

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on July 14, 2011

To the shareholders of the Fort Pitt Capital Total Return Fund (the “Acquired Fund”):

The Board of Trustees of the Fort Pitt Capital Funds, an open-end investment company organized as a Delaware statutory trust, has called a special meeting of shareholders of the Fund, a series of Fort Pitt Capital Funds, to be held on July 14, 2011, at 10:00 a.m. Eastern time, at the offices of the Fund, located at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220 for the following purpose:

Proposal 1:
To approve a proposed Agreement and Plan of Reorganization for the Acquired Fund, a series of Fort Pitt Capital Funds, whereby the Fort Pitt Capital Total Return Fund (the “Acquiring Fund”), a series of Advisors Series Trust, would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and dissolution of the Acquired Fund (the “Reorganization”).

Proposal 2:	To vote on and transact any other business that properly comes before the meeting, or any adjournments or postponements thereof.

Only shareholders of record as of the close of business on Friday, April 29, 2011, are entitled to receive this notice and vote at the meeting and any adjournment(s) or postponement(s) thereof.  Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card).

This proxy statement, the annual or most recent semi-annual report to shareholders of the Acquired Fund and the prospectus of the Acquired Fund are available at www.fortpittcapital.com, or by contacting the Acquired Fund at 1-800-471-5827.

By Order of the Board of Trustees
of Fort Pitt Capital Funds

/s/ Theodore M. Bovard
Theodore M. Bovard
Secretary
June 22, 2011
IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Acquired Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States.  Your prompt return of the enclosed proxy card may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.  You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the Acquired Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.

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PROXY STATEMENT
June 22, 2011

FORT PITT CAPITAL FUNDS
680 Andersen Drive, Foster Plaza Ten
Pittsburgh, Pennsylvania 15220
1-800-471-5827

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a proxy statement, and we refer to it as the Proxy.  It contains the information that shareholders of the Fort Pitt Capital Total Return Fund (the “Acquired Fund”), a series of Fort Pitt Capital Funds, should know before voting on the proposals before them, and should be retained for future reference.  The corresponding series of Advisors Series Trust (“AST”), also named the Fort Pitt Capital Total Return Fund, is referred to as the “Acquiring Fund.”  Sometimes we refer to the Acquired Fund and the Acquiring Fund together as “the Funds.”  This Proxy and the accompanying materials are being mailed to shareholders on or about June 22, 2011.

HOW WILL THE REORGANIZATION WORK?

The Reorganization described herein will involve three steps:

•	the transfer of all the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having equivalent value to the net assets transferred;

•
the pro rata distribution of shares of the Acquiring Fund to shareholders of record of the Acquired Fund as of the effective date of the Reorganization in full redemption of all shares of the Acquired Fund; and

•	the complete liquidation and dissolution of the Acquired Fund and the Trust and subsequent deregistration of the Trust under the Investment Company Act of 1940.

HOW WILL APPROVAL OF THE REORGANIZATION AFFECT THE OPERATION OF THE ACQUIRED FUND?

If the Reorganization is approved and implemented, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.  The Acquiring Fund’s investment objective is identical, and the principal investment strategies and investment restrictions are substantially similar, to those of the Acquired Fund.  In addition, the current investment adviser to the Acquired Fund, Fort Pitt Capital Group, Inc. (the “Adviser”), will continue to serve as the investment adviser to the Acquiring Fund.  However, the AST Board of Trustees has different members than the Fort Pitt Board.  In addition, the shares of the Acquiring Fund generally will have the same legal characteristics as the shares of the Acquired Fund with respect to voting rights, assessibility, conversion rights and transferability.  By approving the Agreement and Plan of Reorganization (the “Reorganization Plan”), shareholders are, in essence, approving the investment advisory agreement, the Board of Trustees and the distribution agreement of the Acquiring Fund, as more fully discussed below.  If approved, the Reorganization is expected to take effect on or about July 15, 2011, although the date may be adjusted in accordance with the Reorganization Plan.

You may vote by attending the meeting and voting in person or by completing, dating and signing the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope.

The most recent prospectus and annual or semi-annual report of the Acquired Fund are available free of charge.  Please contact the Acquired Fund at the address set forth on the first page of this Proxy or by calling, toll free, 1-800-471-5827, and they will be sent to you by first-class mail.

IS ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AVAILABLE?

Yes, additional information about the Acquired Fund is available in the:

•	Prospectus for the Acquired Fund and for the Acquiring Fund (a copy of the Acquiring Fund’s preliminary prospectus accompanies this Proxy, but is subject to completion, as discussed below);

•	Annual and Semi-Annual Reports to Shareholders of the Acquired Fund; and

•	Statement of Additional Information, or SAI, for the Acquired Fund and a preliminary SAI for the Acquiring Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

A preliminary prospectus for the Acquiring Fund, whose shares you would own after the Reorganization, accompanies this Proxy.  The information in this preliminary prospectus is not complete and may be changed.  The Acquiring Fund may not sell its securities until the registration statement filed with the SEC is effective.  The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.  The prospectus and the most recent annual and semi-annual reports to shareholders of the Acquired Fund have been previously mailed to shareholders.

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Copies of all of these documents are available to be sent to you by first-class mail upon request without charge by writing to or calling:

Advisors Series Trust	Fort Pitt Capital Funds
615 East Michigan Street	680 Andersen Drive, Foster Plaza Ten
Milwaukee, Wisconsin 53202	Pittsburgh, Pennsylvania 15220
1-866-688-8775	1-800-471-5827

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	1-202-551-8090

By Mail:	Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘Advisors Series Trust’ for information on the Acquiring Fund)
(‘Fort Pitt Capital Funds’ for information on the Acquired Fund)

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, the Fort Pitt Board, including a majority of the Trustees who are not “interested persons” of the Fort Pitt Capital Funds (the “Independent Trustees”), unanimously recommends that you vote “FOR” the Proposal. Please see the Proposal for a discussion of the Fort Pitt Board’s considerations in making its recommendations.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the Proposal can be acted upon.  We encourage all shareholders to participate in the governance of the Acquired Fund.  Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

HOW DO I PLACE MY VOTE?

You may provide Fort Pitt Capital Funds with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card.  Alternatively, you may vote by calling the toll-free number printed on your proxy card, or via the Internet at the website address printed on your proxy card.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation.  Please call Fort Pitt at 1-800-471-5827 between 9:00 a.m. and 5:00 p.m, Eastern Time, Monday through Friday.

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BACKGROUND

On November 30, 2010, January 6, 2011 and June 2, 2011, the Adviser presented information to the Fort Pitt Board, including its Independent Trustees, seeking approval of a proposed Reorganization Plan, whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund, which the Acquired Fund would distribute pro rata to its shareholders, in complete liquidation and dissolution of the Acquired Fund (the “Reorganization”). The Acquiring Fund will continue to be advised by the Adviser.  The Fort Pitt Board has approved the Reorganization and is now soliciting votes from shareholders to do the same.

PROPOSAL 1:  APPROVAL OF THE REORGANIZATION

Reasons for the Reorganization

The primary purpose of the Reorganization is to provide the shareholders of the Acquired Fund with lower annual operating expenses while providing substantially similar or increased shareholder services.  The Adviser has determined that the Acquired Fund could benefit from the services presently provided to other mutual funds which each comprise a “series” fund of AST.  The Adviser has therefore recommended to the Fort Pitt Board that the Acquired Fund be reconstituted as a new series of AST.

Based on the information requested by the Fort Pitt Board and provided to it by the Adviser and AST, the Fort Pitt Board, including the Independent Trustees, concluded that participation in the proposed Reorganization is in the best long-term interests of the Acquired Fund and its shareholders.  In reaching that conclusion, the Board considered, among other things, the following:

1.
The Adviser will continue to serve as the investment adviser responsible for the day-to-day investment management activities of the Acquiring Fund, and the investment advisory agreement between AST and the Adviser is not materially different from the agreement currently in place between Fort Pitt Capital Funds and the Adviser.

2.
The continuity of Acquired Fund shareholder expectations because the investment objective of the Acquiring Fund is identical to that of the Acquired Fund and the principal investment strategies and risks of the Acquiring Fund are substantially similar to those of the Acquired Fund.

3.
Operating expenses are expected to decline as a result of the Reorganization because the Acquiring Fund is a series of a trust with multiple series and a larger amount of assets.  Certain expenses of the Acquiring Fund are expected to decrease due to economies of scale (such as legal and insurance expenses).  The Adviser currently intends to continue to limit total annual operating expenses of the Acquiring Fund to 1.24% of its average daily net assets for at least one year after the proposed closing date of the Reorganization, namely July 15, 2012.  This expense limitation may change after July 15, 2012.

4.
The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes, and Fort Pitt Capital Funds will receive a legal opinion to that effect prior to the conclusion of the Reorganization.

5.
Subject to certain limited exceptions, the Adviser has agreed to bear all of the expenses of the Reorganization.  In no event will the Acquired Fund or its shareholders bear any direct or indirect expenses of the Reorganization.

The Fort Pitt Board also concluded that the economic interests of the Acquired Fund shareholders would not be diluted as a result of the proposed Reorganization, because, among other things, the number of Acquiring Fund shares to be issued to Acquired Fund shareholders will be calculated based on the net asset value of the Acquired Fund.  For a more complete discussion of the factors considered by the Fort Pitt Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Proxy.

Comparison of Fees and Expenses

The following chart describes the fees and expenses associated with holding Acquired Fund and Acquiring Fund shares.  In particular, the chart compares the fee and expense information for the shares of the Acquired Fund as of the most recently completed fiscal year ended October 31, 2010 and the pro forma fees and expenses of shares of the Acquiring Fund following the Reorganization.  Note that until the Reorganization is complete, the Acquiring Fund is a shell fund which holds no assets.  Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.  However, as described in footnote 3 to the tables below, the Adviser has agreed to cap net annual fund operating expenses for the Acquiring Fund to 1.24% of the Acquiring Fund’s average daily net assets.

	Acquired Fund	Pro Forma Acquiring Fund
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses (1)	1.20%	0.64%
Acquired Fund Fees and Expenses (2)	0.02%	0.02%
Total Annual Fund Operating Expenses	2.22%	1.66%
Less: Fee Waiver (3)	-0.96%	-0.40%
Net Annual Fund Operating Expenses (2)	1.26%	1.26%

(1)
“Other Expenses” for the Acquiring Fund have been restated to reflect the expenses expected to be incurred, on an annualized basis, for the remainder of the current fiscal year following the Reorganization.

(2)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that mutual funds incur from investing in the shares of other mutual funds and exchange-traded funds (“Acquired Fund(s)”).  The Net Annual Fund Operating Expenses for the Acquired Fund do not correlate to the “Ratio of Net Expenses to Average Net Assets After Expense Reimbursement and Waivers” in the Acquired Fund’s Financial Highlights, which reflects the operating expenses of the Acquired Fund and does not include AFFE.

(3)
The Adviser has contractually agreed to waive all or a portion of its management fees and reimburse the Acquired Fund for expenses to ensure that Net Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.24% of the Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap for the Acquired Fund will remain in effect through at least May 17, 2012, as disclosed in the Acquired Fund’s current prospectus dated February 28, 2011.  If the Reorganization is approved, the Expense Cap for the Acquiring Fund will take effect upon the Reorganization and will remain in effect for at least one year after the proposed Reorganization closing date, namely July 15, 2012.  Under certain conditions, the Adviser may recoup previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example.  You would pay the following expenses on a $10,000 investment assuming that each Fund has a 5% annual return and that Fund operating expenses remain the same (taking into account the contractual expense limitation only in the first year), and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$128	$602	$1,102	$2,479
Acquiring Fund	$128	$484	$865	$1,932

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

If the Reorganization is approved, it is anticipated that continuity of shareholder investment expectations will be maintained because the investment objective of the Funds is identical and the principal investment strategies and risks of the Acquiring Fund will be substantially similar to those of the Acquired Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are identical.  The Funds each seek to realize the combination of long-term capital appreciation and income that will produce maximum total return.

Comparison of Principal Investment Strategies and Risks

The principal investment strategies and principal risks of the Funds are substantially similar.  The principal investment strategies differ only as to the additional sentences (shown below in brackets) in the Acquiring Fund’s prospectus.  These sentences simply provide clarification regarding the Acquiring Fund’s investments and the method used by the Adviser when determining to sell a security.  You can find additional information about the Acquired Fund’s investment objective, principal investment strategies and investment policies in its prospectus and SAI.

Principal Investment Strategies.  The Funds each have a long-term investment outlook and generally undertake a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.

The Funds each will invest primarily in common stocks of large and mid-sized U.S. companies that the Adviser considers to be profitable and which have returns on equity near or higher than their peers, and the Adviser believes are undervalued as measured by price-to-earnings (“P/E”) ratio.  [Return on equity measures how much profit a company generates with the money that shareholders have invested in the company, and is calculated by dividing net income by shareholder equity.  The Funds each currently consider companies with a market capitalization between $2 billion and $10 billion to be mid-sized companies and companies with a market capitalization over $10 billion to be large-sized companies.]

A portion of each Fund’s assets may also be invested in fixed income investments (primarily U.S. government obligations) when the Adviser determines that prospective returns from fixed income securities are competitive with those of common stocks.  [The Funds each will only invest in fixed income investments which are rated investment grade, or BBB as defined by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa by Moody’s Investors Services (“Moody’s”).  The Funds each may invest in fixed income investments of any maturity.]

[The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed.]  The Funds also may each invest up to 10% of their net assets in the securities of foreign issuers, and may invest without limit in American Depositary Receipts (“ADRs”), which are equity securities traded on U.S. exchanges, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  [The Funds each may also invest up to 10% of their net assets in other mutual funds, including exchange traded funds (“ETFs”).]

With respect to the selection of stocks which the Funds invest in, the Adviser identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.

The Adviser may sell a stock when it believes the underlying company’s intrinsic value has been fully realized, when growth prospects falter due to changing market or economic conditions, or when earnings fail to meet the Adviser’s expectations.  [The Adviser determines that a company’s intrinsic value has been realized by comparing current enterprise value (equity plus outstanding debt at market value) with its discounted estimate of future cash flows.  The discount rate employed in this calculation consists of the current yield-to-maturity of the 30-year U.S. Treasury plus an equity premium.]

Benchmarks.  The comparative benchmarks for each of the Funds are the Wilshire 5000 Total Market Index and the S&P 500® Index.

Portfolio Managers.  Charles A. Smith and Douglas W. Kreps serve as the portfolio managers for each of the Funds.

Principal Risks

A description of the principal risks that may affect each of the Funds is provided below.  The risks associated with an investment in each Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in each of the Funds.  The principal risks that could adversely affect the net asset value (“NAV”), yield and total return of each of the Funds include:

Stock Market Risks. Like the Acquired Fund, the Acquiring Fund intends to hold primarily common stocks.  Although common stocks historically have outperformed other asset classes over the long-term, they are subject to market, economic and business risks that fluctuate, sometimes significantly, over the short-term.  These fluctuations may result from factors affecting individual companies, industries, or the securities markets generally.

Interest Rate Risks. Since, like the Acquired Fund, the Acquiring Fund also intends to invest in fixed income securities, it is subject to risks which affect the bond markets in general, including changes in economic conditions and increases in interest rates.  When interest rates rise, the market value of fixed income securities declines.  Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.

Foreign Securities Risk. Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Acquiring Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

ADRs Risks. American Depositary Receipts are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Recent Events. Recently, U.S. and international markets experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  The U.S. and foreign governments have taken numerous steps to alleviate conditions negatively impacting their markets.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Acquiring Fund.

In addition to the risks listed above, the Acquiring Fund is subject to the following additional risk(s):

Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

Comparison of Fundamental Investment Restrictions

The following are comparisons of the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund, which are substantially similar.  These restrictions may not be changed without shareholder approval.

The Acquired Fund	The Acquiring Fund
Concentration:  The Acquired Fund may not concentrate (invest 25% or more of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). With respect to the Acquired Fund’s fundamental investment policies and restrictions adopted by the Trust, “concentration” involves the Acquired Fund investing 25% or more of its total assets in securities of issuers in a particular industry.

Concentration:  The Acquiring Fund may not concentrate (invest 25% or more of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). With respect to the Acquiring Fund’s fundamental investment policies and restrictions adopted by the Trust, “concentration” involves the Acquiring Fund investing 25% or more of its total assets in securities of issuers in a particular industry.

Borrowing:  The Acquired Fund may not borrow money, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.  The 1940 Act allows a Fund to borrow from banks if they maintain 300% asset coverage for all such borrowings.  The Acquired Fund can also borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Acquired Fund at the time the loan is made. This loan may but need not be from a bank and the aggregate of all loans may not exceed 33 1/3% of the Acquired Fund’s assets.

Borrowing:  The Acquiring Fund may not borrow money, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.  The 1940 Act allows a Fund to borrow from banks if they maintain 300% asset coverage for all such borrowings.  The Acquiring Fund can also borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Acquiring Fund at the time the loan is made. This loan may but need not be from a bank and the aggregate of all loans may not exceed 33-1/3% of the Acquiring Fund’s assets.

Senior Securities:  The Acquired Fund will not issue securities senior to the Acquired Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Acquired Fund from (i) making any permitted borrowings, loans, mortgages, or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

Senior Securities:  The Acquiring Fund will not issue securities senior to the Acquiring Fund’s presently authorized shares of beneficial interest, except as permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

Underwriting:  The Acquired Fund may not underwrite the securities of other issuers, except that the Acquired Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Underwriting:  The Acquiring Fund may not underwrite the securities of other issuers, except that the Acquiring Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

The Acquired Fund	The Acquiring Fund
Real Estate:  The Acquired Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquired Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein (including real estate investment trusts), or investing in securities that are secured by real estate or interests therein.

Real Estate:  The Acquiring Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquiring Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein (including real estate investment trusts), or investing in securities that are secured by real estate or interests therein.

Commodities:  The Acquired Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquired Fund from engaging in transactions involving financial instruments, such as financial futures contracts and options thereon or investing in securities that are secured by physical commodities.

Commodities:  The Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquiring Fund from engaging in transactions involving financial instruments, such as financial futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending:  The Acquired Fund may not make loans if, as a result, the amount of the Acquired Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that the Acquired Fund may (i) purchase or hold debt instruments, loan participations and/or engage in direct corporate loans in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities to broker/dealers or institutional investors.  The Acquired Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Lending:  The Acquiring Fund may not make loans if, as a result, the amount of the Acquiring Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that the Acquiring Fund may (i) purchase or hold debt instruments, loan participations and/or engage in direct corporate loans in accordance with its investment goal and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities to broker/dealers or institutional investors.  The Acquiring Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Diversification:  The Acquired Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Acquired Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Acquired Fund, except that up to 25% of the value of the Acquired Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Diversification:  The Acquiring Fund may not purchase the securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Acquiring Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Acquiring Fund, except that up to 25% of the value of the Acquiring Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Other Investment Companies: The Acquired Fund will not invest in the securities of other investment companies, except as permitted under the 1940 Act, as amended.	Other Investment Companies: The Acquiring Fund will not invest in the securities of other investment companies, except as permitted under the 1940 Act, as amended.

Comparison of Shareholder Services and Procedures

The Funds have similar shareholder services and procedures.  The Funds each offer one class of shares.

Neither of the Funds assess any front-end or contingent deferred sales charge or shareholder servicing fees.  Each of the Funds assesses a 2.00% redemption fee on shares held for 180 days or less.

The Funds each allow shareholders to redeem or purchase their shares by mail, telephone, wire or financial intermediary.  The Funds each also allow shareholders to purchase their shares through the Internet.  The Funds each permit exchanges into the First American Prime Obligations Fund; there may be tax consequences of an exchange.  The Funds each permit automatic investment and systematic withdrawals.

The Funds can each declare and pay distributions of dividends and capital gains, if any, annually.

The Funds each offer a choice between automatically reinvesting distributions in additional shares or receiving distributions by check.

The Acquired Fund’s prospectus and SAI and the Acquiring Fund’s prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Investment Advisory Arrangements and Investment Advisory Fees

The principal office of the Adviser is located at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220.  The Adviser presently serves as the investment adviser to the Acquired Fund and will serve as the investment adviser to the Acquiring Fund after the completion of the Reorganization, if such Reorganization is approved by Acquired Fund shareholders.  The Adviser is registered as an investment adviser with the SEC.  The Adviser is responsible for managing the investment of the Acquired Fund’s portfolio of securities.  The Adviser identifies companies for investment, determines when securities should be purchased or sold by the Acquired Fund and selects brokers or dealers to execute transactions for the Acquired Fund’s portfolio.

The Adviser presently serves as the investment adviser to the Acquired Fund pursuant to the Investment Advisory Agreement that was renewed by the Fort Pitt Board at a meeting held on December 2, 2010.  In addition, the Adviser will enter into an investment advisory agreement with AST on behalf of the Acquiring Fund and will begin managing the assets of the Acquiring Fund after completion of the Reorganization, if it is approved by Acquired Fund shareholders.

Under these investment advisory agreements, the Adviser, subject to the supervision of AST’s Board with respect to the Acquiring Fund, and the Fort Pitt Board with respect to the Acquired Fund, and in conformity with the stated policies of both Funds, administers both Funds’ business affairs and has investment advisory responsibilities with respect to the Funds’ portfolio investments.

Upon the commencement of operations of the Acquiring Fund, the Adviser intends to have the same portfolio management personnel that managed the Acquired Fund prior to the Reorganization, be responsible for the day-to-day management activities of the Acquiring Fund.  The Adviser uses a team approach for security selection and decision-making.  The members of the portfolio management team are Charles A. Smith and Douglas W. Kreps, each of whom is jointly responsible for the day-to-day management of the Acquired Fund’s portfolio.  Charles A. Smith and Douglas W. Kreps each have a significant ownership interest in the Adviser.  The backgrounds of Messrs. Smith and Kreps are found below.

Charles A. Smith Lead Portfolio Manager
Mr. Smith is Executive Vice President, Chief Investment Officer, a director, a shareholder and a founder of the Adviser.  He has served as the Acquired Fund’s Lead Portfolio Manager since its inception in December of 2001.  He bears the majority of responsibility for selecting investments in the Acquired Fund.  Previously, Mr. Smith was employed at Bill Few Associates, an investment management firm, where he served as Chief Investment Officer and Investment Policy Committee member (1992-July 1995), and as a member of the Board of Directors and a shareholder (April 1994-July 1995).  Mr. Smith also served as a portfolio manager for the Muhlenkamp Fund (1988-1991), and was an analyst and portfolio manager at Muhlenkamp and Company, a money management company (1983-1991).  He is a 1981 graduate of Pennsylvania State University.

Douglas W. Kreps, CFA Portfolio Manager
Mr. Kreps is a Director of the Adviser, as well as one of its principal shareholders.  Mr. Kreps also serves as Chairman of the Adviser’s Investment Policy Committee (1995 to present). Additionally, Mr. Kreps has served as the Acquired Fund’s Portfolio Manager since its inception in December of 2001, and his main role is to ensure that the Acquired Fund’s investments are consistent with Prospectus disclosure.  His responsibilities include the selection of investment classes, portfolio allocations, and the evaluation of mutual funds.  He also oversees trading and operations for managed accounts.  Previously, Mr. Kreps was employed at Bill Few Associates, an investment management firm, where he established the client review department, worked with the private investment management division overseeing $195 million in client assets, and served on the Investment Policy Committee (1992-1995).  He is a 1991 graduate of Bowdoin College in Brunswick, Maine, and earned his Chartered Financial Analyst (CFA) designation in 1999.

The following chart highlights the annual contractual rate of investment advisory fees paid by the Acquired Fund and Acquiring Fund as a percentage of average daily net assets.

Fund	Advisory Fee (Contractual)
Acquired Fund	1.00% on assets of up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion
Acquiring Fund	1.00% on assets of up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Acquired Fund and the Acquiring Fund:

Service Providers
Service	The Acquired Fund	The Acquiring Fund
Distributor	Quasar Distributors, LLC 615 E. Michigan Street, 4th Floor Milwaukee, Wisconsin 53202	Quasar Distributors, LLC 615 E. Michigan Street, 4th Floor Milwaukee, Wisconsin 53202
Administrator, Fund Accountant and Transfer and Dividend Disbursing Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association	U.S. Bank National Association
Independent Auditors	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP

Distributor
Quasar Distributors, LLC (the “Distributor”) acts as both Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares.  The offering of both Funds’ shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC, (“USBFS”) acts as the Administrator for both Funds.  USBFS provides certain services to both Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, both Funds’ independent contractors and agents; preparation for signature of all documents required to be filed for compliance by both Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of both Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Custodian
U.S. Bank National Association (the “Custodian”) serves as the custodian of both Funds’ assets, holds both Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Distributor, USBFS, and Custodian are all affiliated companies.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for both Funds, whose services include auditing both Funds’ financial statements and the performance of related tax services.

Fund Expenses

The Acquiring Fund will have the same management, distribution and service fees as the Acquired Fund, except that Fund Administration Fees and Fund Accounting Fees charged the Acquiring Fund by U.S. Bancorp Fund Services, LLC will be slightly higher than is presently paid by the Acquired Fund for those services.  However, it is anticipated that the expenses of the Acquiring Fund will not exceed those of the Acquired Fund due to the expense limitation agreement which will remain in effect following the Reorganization for at least one year, namely July 15, 2012.  Certain expenses of the Acquiring Fund are expected to decrease (such as legal, auditing, and insurance costs).  This decline in fees is expected to reduce total operating expenses before expense caps.

Distribution and Service Fee (12b-1) Fee Comparison

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 (each, a Distribution Plan) under the 1940 Act but neither has yet implemented the Distribution Plan. Under the Distribution Plan, each Fund is authorized to reimburse its distributor for expenses relating to the sale and distribution of the Fund’s shares (the “12b-1 Fee”).  The maximum amount of the 12b-1 fee authorized is 0.25% of a Fund’s average daily net assets annually.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs, including mutual fund platforms, and/or in connection with meetings between the Fund’s representatives and financial intermediaries and their sales representatives. The Adviser may make cash payments to financial intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the financial intermediaries.  Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.  Although the Adviser currently has no such arrangements in place, cash compensation may, in the future, be paid to financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to the Funds’ shareholders.

Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts approved by the Fort Pitt Board or the Board of Trustees of AST, as the case may be, and payable by the Fund, are paid by the Adviser.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the a Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form. Payment of redemption proceeds from a Fund generally will be received within a week after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.

Exchange Privileges: Shareholders of both Funds may exchange all or a portion of their shares in the Fund for shares of the First American Prime Obligation Fund. The minimum exchange amount into the First American Prime Obligations Fund is $2,500.  Subsequent exchanges must be in the amount of $100 or more.  Once the Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund’s next determined net asset value.  Exchange transactions are subject to the Funds’ 2.00% redemption fee.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer the same account minimums and automatic investment plan as the Acquired Fund. The initial minimum and subsequent investments applicable to both the Acquired Fund and Shares of the Acquiring Fund are summarized below:

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Dividend and Distribution Reinvestment
Regular Accounts	$2,500	$100	None
Qualified Retirement Accounts	$2,500	None	None
Coverdell Education Savings Accounts	$2,000	None	None

Both Funds reserve the right to waive or reduce the minimum investment amount under certain circumstances. Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. The Funds permit subsequent investments of $100 under their respective automatic investment plans.

Redemptions
You may redeem any or all of your shares in a Fund by writing or telephoning the Fund, as well as by participating in either Fund’s systematic withdrawal plan. Shareholders with a current account value of at least $10,000 may adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks of $250 or more.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Acquired Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Acquired Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund’s Shares following the Reorganization.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending October 31st.  Following the Reorganization, the Acquiring Fund will assume the financial history of the Acquired Fund and continue to operate on a fiscal year ending October 31st of each year.

Fort Pitt Capital has contractually agreed to limit the total annual operating expenses of the Acquired Fund to 1.24% through at least May 17, 2012.  If the Reorganization is approved, the total annual operating expenses for the Acquiring Fund will also be limited to 1.24% for at least one year after the proposed Reorganization closing date, namely July 15, 2012.

Business Structure

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each Fund’s governing documents create additional operating rules and restrictions that the Funds must follow.  Each of Fort Pitt Capital Funds and AST is organized as a Delaware statutory trust whose operations are governed by its respective Agreement and Declaration of Trust, By-Laws, and applicable Delaware and federal law.

Fort Pitt Capital Funds and AST are operated by their respective Boards of Trustees and officers appointed by each Board.  The composition of the Board of Trustees and the officers for the Fort Pitt Capital Funds and AST differ.  For more information about the current Trustees and officers of the Acquired Fund, you should consult the current SAI for the Acquired Fund.  The following is a list of the Trustees and executive officers of Fort Pitt Capital Funds and their respective positions with Fort Pitt Capital Funds:

Name	Position with Fort Pitt Capital Funds
Robert J. Dickson	Independent Trustee, Chairman and President
Ronald V. Pellegrini	Independent Trustee
Bradley J. Franc	Independent Trustee
Donald F. Smith, Jr.	Independent Trustee
Douglas W. Kreps, CFA	Interested Trustee
Charles A. Smith	Treasurer and Vice President
Theodore M. Bovard	Interim Chief Compliance Officer and Secretary

The Trustees and officers of AST, their ages, positions with AST, term of office with AST and length of time served, business addresses, principal occupations during the past five years, and the Trustees’ other directorships held during the past five years, are listed in the tables below.

Independent Trustees
Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held During Past Five Years

Sallie P. Diederich (age 61)	Trustee	Indefinite term since January 2011.
Independent Mutual Fund Consultant, (1995 to present); Advisor Corporate Controller, Transamerica Fund Management Company (1994 to 1995); Senior Vice President, Mutual Fund and Custody Operations, Putnam Investments (1992 to 1993); Vice President and Controller, Mutual Fund Accounting, American Capital Mutual Funds (1986 to 1992).
None.

Donald E. O’Connor (age 75)	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	Trustee, The Forward Funds (35 portfolios).

George J. Rebhan (age 76)	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	Independent Trustee from 1999 to 2009, E*TRADE Funds.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held During Past Five Years

George T. Wofford (age 71)	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	None.

Interested Trustee
Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held During Past Five Years

Joe D. Redwine (age 63)	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	None.

Officers
Name and Age	Position Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Joe D. Redwine (age 63)	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 43)	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 49)	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Michael L. Ceccato (age 53)	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 46)	Secretary	Indefinite term Since June 2007.
Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present); Senior Counsel, Wells Fargo Funds Management, LLC (May 2005 to May 2006); Senior Counsel, Strong Financial Corporation (January 2002 to April 2005).

 The address of each Trustee and officer is 615 E. Michigan Avenue, Milwaukee, WI 53202.

Terms of the Reorganization

Shareholders of the Acquired Fund are being asked to approve the Reorganization Plan pursuant to which the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

The Reorganization Plan provides that the number of full and fractional shares to be issued by the Acquiring Fund in connection with the Reorganization will be the same as the number of shares owned by Acquired Fund shareholders at the effective time of the Reorganization.  The Reorganization Plan also provides that the net asset value of shares of the Acquiring Fund will be the same as the net asset value of the shares of the Acquired Fund.  The value of the assets to be transferred by the Acquired Fund to the Acquiring Fund will be determined using the valuation procedures used by the Acquired Fund in determining its daily net asset value.  The parties to the Reorganization Plan have agreed to use commercially reasonable efforts to resolve, prior to the effective time of the Reorganization, any material pricing differences for prices of portfolio securities that might arise from use of the Acquired Fund’s valuation procedures.  The valuation will be calculated at the time of day the Acquired Fund and Acquiring Fund ordinarily calculate their net asset values (normally the close of regular trading on the New York Stock Exchange) and will take place simultaneously with the completion of the Reorganization.  If the Acquired Fund shareholders approve the Reorganization, it is expected to be completed on or about July 15, 2011.

The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders.  Shareholders of record of the Acquired Fund will be credited with shares of the Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholders hold of record at the effective time of the Reorganization.  At that time, the Acquired Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Fort Pitt Board or the Board of Trustees of AST on behalf of the Acquired Fund or the Acquiring Fund, respectively, under certain circumstances.  In addition to approval of the Acquired Fund’s shareholders, completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan.  An important condition to closing is that the Acquired Fund receives a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, subject to certain qualifications.    Other material conditions include the receipt of legal opinions regarding the Acquired Fund and Acquiring Fund and the Reorganization.  Lastly, the completion of the Reorganization is conditioned upon both the Acquired Fund and Acquiring Fund receiving the necessary documents to transfer Acquired Fund assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Form of Agreement and Plan of Reorganization, a copy of which is attached hereto as Appendix A and incorporated herein by reference.

Board Consideration of the Reorganization

The Fort Pitt Board considered the proposed Reorganization at meetings held on November 30, 2010, January 6, 2011 and June 2, 2011, at which the Adviser provided materials and made presentations to the Fort Pitt Board on the proposed Reorganization.  The materials which the Adviser prepared and provided to the Fort Pitt Board included, among other things, information on the investment objectives and strategies of the Acquiring Fund, comparative operating expense ratios, and an analysis of the projected benefits to the Acquired Fund’s shareholders from the proposed Reorganization.  Following the June 2, 2011 meeting, the Fort Pitt Board considered the proposed Reorganization and approved the Reorganization Plan, determining that it would be in the best interests of the Acquired Fund and its shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Acquired Fund, the Fort Pitt Board (including the Independent Trustees) made inquiries into a number of matters and considered the following factors, among others:

i.	the potential benefits to the Acquired Fund and its shareholders from the Reorganization both in the short-term and over a longer period;

ii.
the fact that the portfolio managers presently responsible for managing the day-to-day investments of the Acquired Fund would be responsible for managing the Acquiring Fund after the Reorganization, which will provide continuity of asset management for current Acquired Fund shareholders;

iii.	the anticipated effect of the Reorganization on per-share expenses, both before and after waivers, of the Acquired Fund;

iv.	the expense ratios and available information regarding the fees and expenses of the Acquiring Fund;

v.
that Fort Pitt Capital has contractually agreed to limit the expenses of the Acquiring Fund to 1.24% until at least one year after the proposed closing date for the Reorganization, namely July 15, 2012;

vi.	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

vii.	the comparability of the investment objectives, strategies and risks of the Acquired Fund and the Acquiring Fund;

viii.	the reputation, financial strength and resources of Fort Pitt Capital;

ix.	that the expenses of the Reorganization would not be borne by the Acquired Fund’s shareholders;

x.	the expected U.S. federal tax consequences of the Reorganization; and

xi.	the possible alternatives to the Reorganization.

In reaching the decision to approve the Reorganization and to recommend that shareholders vote in favor of the Reorganization, the Fort Pitt Board, including the Independent Trustees, concluded that participation of the Acquired Fund in the Reorganization is in the best interests of the shareholders of the Acquired Fund and would not result in dilution of such shareholder’s interests.  Their conclusion was based on a number of factors, including the following considerations:

Investment Objectives and Strategies

The investment objective of the Acquiring Fund is identical to the investment objective of the Acquired Fund and the Acquiring Fund has principal investment strategies and principal risks that are substantially similar to those of the Acquired Fund.  These similarities should allow for continuity of shareholder investment expectations.

Portfolio Management

The current portfolio managers of the Acquired Fund will serve as the portfolio managers of the Acquiring Fund, promoting continuity of asset management and investment expectations for Acquired Fund shareholders.

Operating Expenses of the Funds

The Fort Pitt Board also considered the operating expense ratios for the Acquired Fund and Acquiring Fund.  The Acquiring Fund is expected to have a lower gross operating expense ratio than the Acquired Fund.  The Adviser has agreed to limit the Acquiring Fund’s operating expenses (excluding, as with the Acquired Fund, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to 1.24%, which is a percentage that is identical to the contractual cap the Adviser has agreed upon for the Acquired Fund.  If the Reorganization is approved, the 1.24% cap will remain in place for the Acquiring Fund for at least one year from the proposed closing date for the Reorganization, namely July 15, 2012.

Expected Tax-Free Conversion of the Acquired Fund’s Shares

The Fort Pitt Board also considered the expected tax-free nature of the Reorganization.  If you were to redeem your investment in the Acquired Fund and invest the proceeds in another mutual fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares.  By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or a loss on the transfer of your investment to the Acquiring Fund; (2) you will have the same tax basis in your Acquiring Fund shares as you had in your Acquired Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Acquired Fund shares as a capital asset, you will have the same holding period for your Acquiring Fund shares as you had for your Acquired Fund shares.  As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time.  At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization

Fort Pitt Capital has agreed to bear all of the Acquired Fund’s Reorganization expenses and, subject to certain exceptions, will also bear all expenses of Advisors Series Trust and the Acquiring Fund that are directly related to the Reorganization.  In no event will the Acquired Fund or its shareholders bear any Reorganization expenses.

Performance

If the Reorganization is approved, the Acquired Fund will be reorganized into the Acquiring Fund which will receive the assets and assume the liabilities of the Acquired Fund. The Acquired Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund will assume the performance history of the Acquired Fund at the completion of the Reorganization.  The following bar chart and table show changes in the Acquired Fund’s performance from year to year and how the Acquired Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.  The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquired or Acquiring Fund will perform in the future.

Annual Total Returns as of 12/31

During the period shown on the bar chart, the Acquired Fund’s highest and lowest quarterly returns are as follows:

Highest Quarter:	Lowest Quarter:
Q2 ended June 30, 2003 22.37%	Q4 ended December 31, 2008 -21.34%

Average Annual Total Returns
(For the Periods Ended December 31, 2010)

Acquired Fund	1 Year	5 Year	Since Inception (December 31, 2001)
Return Before Taxes	15.40%	0.49%	5.85%
Return After Taxes on Distributions	15.23%	0.17%	5.52%
Return After Taxes on Distribution and Sale of Fund Shares	10.24%	0.42%	5.11%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	17.87%	3.21%	4.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.01%

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Acquired Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Acquiring Fund generally to the effect that the Reorganization should qualify as a “reorganization” under Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund should each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the Funds are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:

•	Neither the Acquiring Fund nor the Acquired Fund will recognize any gain or loss as a result of the Reorganization.

•
Acquired Fund shareholders will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder’s Acquired Fund shares pursuant to the Reorganization.

•
An Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

•
An Acquired Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares, provided that the Acquiring Fund shareholders held their Acquired Fund shares as capital assets.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Acquired Fund and Acquiring Fund, including representations in a certificate to be delivered by the management of the Acquired Fund and Acquiring Fund.  Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Since its formation, the Acquired Fund believes it has qualified as a separate “regulated investment company” (or “RIC”) under the Code.  The Acquiring Fund is a new entity that will elect RIC status under the Code following the Reorganization.  The Acquired Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.  Prior to the Reorganization, the Acquired Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization.  Acquired Fund shareholders must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization

Fort Pitt Capital has agreed to bear all of the Acquired Fund’s Reorganization expenses and, subject to certain exceptions, will also bear all expenses of Advisors Series Trust and the Acquiring Fund that are directly related to the Reorganization.  In no event will the Acquired Fund or its shareholders bear any Reorganization expenses.

Capitalizations

The following table sets forth as of April 29, 2011, the capitalizations of the Acquired Fund and of the Acquiring Fund.  Pro forma capitalization information is not included for the Reorganization because the shares of the Acquired Fund are being reorganized into the shares of the Acquiring Fund, which is a shell fund that currently has no assets.

FUND	TOTAL NET ASSETS	SHARES OUTSTANDING	NET ASSET VALUE PER SHARE
Acquired Fund	$ 37,477,839.74	2,470,523.384	$ 15.17
Acquiring Fund	$0	$0	$0
Pro Forma Acquiring Fund	$ 37,477,839.74	2,470,523.384	$ 15.17

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF FORT PITT CAPITAL FUNDS, RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1

OTHER INFORMATION

Information on Voting

This Proxy is being provided in connection with the solicitation of proxies by the Fort Pitt Board to solicit your vote for the proposals outlined in the Proxy at a meeting of shareholders of the Acquired Fund, which we refer to as the “Meeting.”  The Meeting will be held on July 14, 2011, at 10:00 a.m Eastern time, at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220.

You may vote in one of three ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)

•	vote on the Internet at the website address printed on your proxy card

•	call the toll-free number printed on your proxy card

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Acquired Fund.  You may also give written notice of revocation in person at the Meeting.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only Acquired Fund shareholders of record on Friday, April 29, 2011 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.  Each share held as of the close of business on the Record Date is entitled to one vote.  Forty percent (40%) of the Acquired Fund’s outstanding shares represented at the Meeting, either in person or by proxy, shall constitute a quorum for the conduct of all business.  When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Acquired Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Acquired Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Acquired Fund’s outstanding shares.  The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 60 days of the Record Date without further notice.  The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.  Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not yet voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum.  Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the Proposal.  Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” and are disregarded in determining whether a proposal has received enough votes.  Broker non-votes do not represent a vote “FOR” or “AGAINST” and are disregarded in determining whether a proposal has received sufficient votes.

The Fort Pitt Board knows of no matters other than those described in this Proxy that will be brought before the Meeting.  If, however, any other matters properly come before the Meeting, it is the Fort Pitt Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of Proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of Fort Pitt Capital may solicit proxies by telephone.  Fort Pitt Capital also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.  The Acquired Fund and its shareholders and the Acquiring Fund will not pay any of the costs associated with the preparation of this Proxy or the solicitation of proxies.

Outstanding Shares

As of the Record Date, the Acquired Fund had 2,470,523.384 shares outstanding which are all entitled to vote at the meeting.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of five percent or more of the Acquired Fund’s outstanding shares as of the Record Date.

Acquired Fund

NAME and ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	72.82%	Record

As of the Record Date, the officers and Trustees of Fort Pitt Capital Funds as a group owned 9.00% of the Acquired Fund.

Annual Meetings and Shareholder Meetings

The Acquired Fund normally does not hold meetings of shareholders except as required under the 1940 Act and the laws applicable to Delaware statutory trusts.  Any shareholder proposal for a shareholder meeting must be presented to the Acquired Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders.  Because the Acquired Fund does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

APPENDIX A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of July, 2011, by and among Fort Pitt Capital Funds (“Fort Pitt”), a Delaware  statutory  trust, with its principal place of business at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220, with respect to and on behalf of the Fort Pitt Capital Total Return Fund, a separate series of Fort Pitt (the “Acquired Fund”), Advisors Series Trust (“AST”), a Delaware  statutory  trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to and on behalf of the Fort Pitt Capital Total Return Fund, a separate series of AST (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”), and Fort Pitt Capital Group, Inc. (the “Adviser”) with respect to Paragraph 9.1 only.

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of: (i) the transfer, at a closing (the “Closing”) scheduled to occur on or about July 15, 2011 (the “Closing Date”), of all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the distribution, on or after the Closing Date, of Acquiring Fund Shares to the shareholders of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall the other Fund or the assets of the other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of AST and Fort Pitt, respectively, and AST and Fort Pitt are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of Fort Pitt, including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)), have determined that the Reorganization is in the best long-term interests of the Acquired Fund’s shareholders and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE.  Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in Paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund in exchange for the net assets attributable to the Acquired Fund shares, a number of Acquiring Fund shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in Paragraph 2.1, by the net asset value of one Acquiring Fund share computed in the manner and as of the time and date set forth in Paragraph 2.2 and (ii) to assume all liabilities of the Acquired Fund, as set forth in Paragraph 1.3.  Such transactions shall take place on the Closing Date.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund, including rights under a certain Letter Agreement dated June 13, 2006 between Fort Pitt and U.S. Bancorp Fund Services, LLC, at the Effective Time, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in Paragraph 3.1).

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, changes in the market value of portfolio securities, and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments as of such date.  The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions.

1.3           LIABILITIES TO BE ASSUMED.  The Acquired Fund will endeavor in good faith to discharge all of its liabilities and obligations to the extent reasonably possible prior to the Closing Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record of its shares (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in Paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in Paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares due such shareholders.  The aggregate net asset value of Acquiring Fund shares issued pursuant to this Paragraph will equal the aggregate net asset value of the Acquired Fund shares, each as determined on the Valuation Date using the valuation procedures set forth below.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time with respect to Acquired Fund shares that are held of record by each Acquired Fund Shareholder at the Effective Time.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund, including the responsibility for filing regulatory reports, tax returns and other documents with the U.S. Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund, up until and including: (a) the Closing Date; and (b) such later date on which the Acquired Fund is terminated.

1.8           TERMINATION.  As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Fort Pitt’s Agreement and Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in AST’s Amended and Restated Agreement and Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information.

2.3           SHARES TO BE ISSUED.  The number of Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of Acquired Fund’s shares then outstanding.  Upon the Acquired Fund’s liquidating distribution, each holder of shares of the Acquired Fund will receive shares of the Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4           DETERMINATION OF VALUE.  Except with respect to the Acquired Fund’s assets, which shall be valued by U.S. Bancorp Fund Services, LLC (“USBFS”) in accordance with its regular practice in pricing the assets of the Acquired Fund, all computations of value shall be made by USBFS, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The Closing shall occur on the Closing Date or such other date(s) as the parties may agree to in writing.  All acts taking place at the Closing shall be deemed to take place as of the close of business on the Closing Date (the “Effective Time”) unless otherwise provided. The Closing shall occur at the offices of USBFS, 615 East Michigan Street, Milwaukee, WI 53202, or at such other time and/or place as the parties may agree in writing.

3.2           CUSTODIAN’S CERTIFICATE.  The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian, for examination no later than five business days preceding the Closing Date.  U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE.  USBFS, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause USBFS, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Fort Pitt or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF FORT PITT.  Except as has been fully disclosed to AST in a written statement executed by a Fort Pitt officer, Fort Pitt, on behalf of the Acquired Fund, represents and warrants to AST, on behalf of the Acquiring Fund, as follows:

(a)           The Acquired Fund is a separate series of Fort Pitt, a Delaware statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquired Fund is registered as an open-end management investment company, and Fort Pitt’s registration of the Acquired Fund’s shares with the SEC as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquired Fund and the Proxy Statement (as defined in Paragraph 5.6) conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d)           The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Fort Pitt’s Agreement and Declaration of Trust or By-Laws (as either may have been amended from time to time) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)           The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or assumed as provided in Paragraph 1.3 hereof.

(f)           No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  Fort Pitt, on behalf of the Acquired Fund, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)           The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2010 in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)           Since October 31, 2010, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this Subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by its shareholders, shall not constitute a material adverse change.

(i)           On the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date (giving effect to any extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)           The Acquired Fund will provide access to its books and records to the Acquiring Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

(k)           All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(l)            On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder.  Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m)           The execution, delivery, and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund.  Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)           From the effective date of the registration statement on Form N-1A for the Acquiring Fund (“Registration Statement”), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by Fort Pitt or the Acquired Fund for use in the Proxy Statement (as defined in Paragraph 5.6), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)           The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q)           The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquired Fund.

(r)           The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to Paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in Paragraph 1.4.

(s)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Fort Pitt, for itself and on behalf of the Acquired Fund, or the performance of this Agreement by Fort Pitt, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and the Proxy Statement and such other consents, approvals, authorizations and filings as have been made or received, and except such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in Paragraph 5.2.

4.2           REPRESENTATIONS OF AST.  Except as has been fully disclosed to Fort Pitt in a written statement executed by an AST officer, AST, on behalf of the Acquiring Fund, represents and warrants to Fort Pitt, on behalf of the Acquired Fund, as follows:

(a)           The Acquiring Fund is a separate series of AST, a Delaware statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Acquiring Fund is registered as an open-end management investment company, and AST’s registration of the Acquiring Fund’s shares with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not materially misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of AST’s Agreement and Declaration of Trust or By-Laws (as either may have been amended from time to time) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  AST, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund.

(g)           The Acquiring Fund will provide access to its books and records to the Acquired Fund as reasonably required for purposes of preparing any tax returns required by law to be filed by the Acquired Fund after the Closing Date.

(h)           The Acquiring Fund is, and will be at the Effective Time, a new series portfolio of AST created within the last twelve (12) months, without assets (other than seed capital) or liabilities, formed for the sole purpose of receiving the assets, and assuming the liabilities of, the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholders approvals.  At the Closing, the Acquiring Fund will have no assets other than nominal capital contributed by an affiliate of the Acquiring Fund.

(i)           All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(j)           The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund.  This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)           The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)           From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by AST or the Acquiring Fund with respect to AST or the Acquiring Fund for use in the Proxy Statement  (as defined in Paragraph 5.6), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(m)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by AST, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by AST, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired fund as described in Paragraph 5.2.

(n)           The Acquiring Fund intends to qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year.

(o)           AST has filed a post-effective amendment to its registration statement on Form N-1A for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1           OPERATION IN ORDINARY COURSE.  Subject to Paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund.

5.2           APPROVAL OF SHAREHOLDERS.  Fort Pitt will call a special meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.3           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all things and actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Tait, Weller & Baker LLP and certified by Fort Pitt’s Treasurer.

5.6           PREPARATION OF PROXY STATEMENT.  USBFS, on behalf of Fort Pitt, and with the assistance of Fort Pitt, will prepare and file with the SEC a proxy statement of the Acquired Fund relating to the transaction contemplated by this Agreement (the “Proxy Statement”) subject to approval of the Acquired Fund’s Board.  The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Acquired Fund will provide USBFS with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.7           INDEMNIFICATION.

(a)           The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)           The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

6.1           All representations, warranties, and covenants of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund on such Closing Date a certificate executed in the Acquiring Fund’s name by AST’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2           The Acquired Fund shall have received on the Closing Date an opinion from Paul, Hastings, Janofsky and Walker LLP, counsel to AST, or Delaware counsel, dated as of such Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a)           AST is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)           AST is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

(c)           This Agreement has been duly authorized, executed, and delivered by AST on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(d)           Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e)           The Registration Statement has been declared effective by the SEC and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(f)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of AST’s Agreement and Declaration of Trust or By-laws.

(g)           In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the effective date of the Proxy Statement or the Closing Date that are required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement that are not described or filed as required.

In this Paragraph 6.2, references to the Registration Statement include and relate to only the text of such Registration Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           The post-effective amendment on Form N-1A filed by AST with the SEC to create the Acquiring Fund has been declared effective by the SEC.

6.4           Subject to Paragraph 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, from those fee amounts and undertakings of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, warranties, and covenants of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by Fort Pitt’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2           The Acquiring Fund shall have received on the Closing Date an opinion from Metz Lewis Brodman Must O’Keefe LLC, counsel to Fort Pitt, or Delaware counsel, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)           Fort Pitt is a statutory trust validly existing and in good standing under the laws of the State of Delaware and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)           Fort Pitt is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

(c)           The Proxy Statement has been declared effective by the SEC and to such counsel’s knowledge, no stop order under the 1934 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquired Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(d)           The Agreement has been duly authorized, executed, and delivered by Fort Pitt on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)           The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(f)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a material violation of Fort Pitt’s Agreement and Declaration of Trust or By-laws.

(g)           In the ordinary course of such counsel’s representation of the Acquired Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquired Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

In this Paragraph 7.2, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.3           The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Fort Pitt.

7.4           The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President or Vice-President and the Treasurer or any Assistant Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, any party to this Agreement, at its option, shall not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of Fort Pitt’s Agreement and Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Paragraph 8.1.

8.2           On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no third-party action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other third parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Acquired Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.6           The parties shall have received a favorable opinion of Paul, Hastings, Janofsky & Walker LLP dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes with respect to the Acquired Fund:

(a)           The transfer of all of the Acquired Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(c)           No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)           No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares in the Reorganization.

(e)           The aggregate tax basis for Acquiring Fund Shares received by the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefore by such shareholder.  The holding period of Acquiring Fund Shares to be received by the Acquired Fund’s Shareholders will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)           The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Paul, Hastings, Janofsky & Walker LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Paragraph 8.6.

ARTICLE IX

EXPENSES

9.1           Except as otherwise specifically provided for herein, the Adviser, or an affiliate thereof, shall bear all expenses directly related to the transactions contemplated by this Agreement.  Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1934 Act covering Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) audit and reasonable legal fees, including fees for this transaction of the Acquiring Fund’s counsel, Acquired Fund’s counsel and counsel of the Acquired Fund’s Independent Trustees; and (f) solicitation costs of the transactions, if any.  The Adviser, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur.  Notwithstanding the preceding provisions of this Paragraph 9.1, the Adviser shall not be liable for any expenses incurred by AST or the Acquiring Fund if: (a) Fort Pitt terminates this Agreement pursuant to Paragraph 12.1(a) hereof; (b) AST terminates this Agreement pursuant to Paragraph 12.1(b) hereof because a legal opinion has not issued pursuant to Paragraph 8.6 hereof except in circumstances which materially impact the ability of Paul, Hastings, Janofsky & Walker LLP to issue a favorable opinion because (i) of a change in law which materially impacts the ability of Paul, Hastings, Janofsky & Walker LLP to issue a favorable opinion or (ii) actions, events or circumstances which have had a material adverse effect on the business, assets or financial condition of the Acquired Fund (“Material Adverse Change”) which occurred after the date of the Proxy Statement and prior to the Closing Date and which were not caused by the Acquiring Fund; or (c) AST terminates this Agreement pursuant to Paragraph 12.1(c) hereof except where such termination was on the basis of a Material Adverse Change which occurred after the date of the Proxy Statement and prior to the Closing Date and which was not caused by the Acquiring Fund.  This Paragraph 9.1 shall survive the Closing and any termination of this Agreement, pursuant to Paragraph 12.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1           AST, on behalf of the Acquiring Fund, and Fort Pitt, on behalf of the Acquired Fund, agree that neither party has made to the other party any prior or contemporaneous representation, warranty, covenant and/or agreement with respect to the subject matter hereof that is not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

CONFIDENTIALITY

11.1           The Acquiring Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such Fund (which approval shall not be withheld if the other Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XII

TERMINATION

12.1           This Agreement may be terminated by the mutual agreement of AST and Fort Pitt.  In addition, either AST or Fort Pitt may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)           a breach by the other of any representation, warranty, or agreement contained herein to be made or performed at or prior to the Closing Date, if not cured within 30 days;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

12.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, AST, Fort Pitt, or the respective Trustees or officers to the other party or its Trustees or officers, but Paragraph 9.1 shall continue to apply.

ARTICLE XIII

AMENDMENTS

13.1           This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the parties to this Agreement; provided, however, that following the meeting of the Acquired Fund’s Shareholders called by the Acquired Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

14.1           The Article and Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.  Counterpart signatures may be transmitted by facsimile or PDF, and any such transmitted signatures shall be considered original, legally binding signatures for all purposes.

14.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5           It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of AST personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of AST.  The execution and delivery of this Agreement have been authorized by the Trustees of AST on behalf of the Acquiring Fund and signed by authorized officers of AST, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in AST’s Agreement and Declaration of Trust.

14.6           It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Fort Pitt personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of Fort Pitt.  The execution and delivery of this Agreement have been authorized by the Trustees of Fort Pitt on behalf of the Acquired Fund and signed by authorized officers of Fort Pitt, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in Fort Pitt’s Agreement and Declaration of Trust.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ADVISORS SERIES TRUST, on behalf of the Acquiring Fund

By: _________________________
Name:         Douglas G. Hess
Title:           President

FORT PITT CAPITAL FUNDS, on behalf of the Acquired Fund

By: _________________________
Name:         Robert J. Dickson
Title:           President

FORT PITT CAPITAL GROUP, INC., with respect to Paragraph 9.1 only

By: _________________________
Name:         Michael Blehar
Title:           President

Schedule A

Shareholders of the Acquired Fund will receive shares of the Acquiring Fund:

Fort Pitt Fund (Acquired Fund)	AST Fund (Acquiring Fund)
Fort Pitt Capital Total Return Fund	Fort Pitt Capital Total Return Fund

(This Page Intentionally Left Blank.)

Fort Pitt Capital Total Return Fund

a series of

FORT PITT CAPITAL FUNDS

680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220
1-800-471-5827

FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 14, 2011

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Theodore M. Bovard and Charles A. Smith as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Fort Pitt Capital Total Return Fund (the “Acquired Fund”), a series of Fort Pitt Capital Funds, to be held on July 14, 2011 at 10:00 a.m. Eastern time, at 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220, and any adjournments or postponements thereof (the “Meeting”).

This Proxy will, when properly executed, be voted as directed herein by the signing shareholder(s).  If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.  YOU MAY VOTE IN PERSON IF YOU ATTEND.

Proxy Tabulator	To vote by Internet
P.O. Box 9112	1) Read the Proxy Statement and have the
Farmingdale, NY 11735	Proxy Card below at hand.
2) Go to website www.proxyvote.com
3)Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the Proxy Card below.
3) Sign and date the Proxy Card.
4) Return the Proxy Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

  DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Fort Pitt Capital Total Return Fund
The undersigned hereby instructs said proxies to vote:

Proposal 1.	To approve a proposed Agreement and Plan of Reorganization for the Acquired Fund, a series of Fort Pitt Capital Funds, whereby the Fort Pitt Capital Total Return Fund (the “Acquiring Fund”), a series of Advisors Series Trust would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and dissolution of the Acquired Fund (the “Reorganization”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2:	To vote on and transact any other business that properly comes before the meeting, or any adjournments or postponements thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.  YOU MAY VOTE IN PERSON IF YOU ATTEND.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]                                                            Date                                                                         Signature (Joint Owners)                                                                            Date